SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-l1(c) or ss.240.14a-12

                               WAYNE BANCORP, INC.
                 -----------------------------------------------
                 (Name of Registrant as Specified In Its Charter)


      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

    5) Total fee paid:

       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ----------------------

    2) Form, Schedule or Registration Statement No.:

       ----------------------

    3) Filing Party:

       ----------------------

    4) Date Filed:

       ----------------------

                               WAYNE BANCORP, INC.
                              1195 HAMBURG TURNPIKE
                             WAYNE, NEW JERSEY 07470
                                 (201) 305-5500

                                                               December 9, 1996

Fellow Shareholders:

     You are cordially invited to attend the special meeting of shareholders (the "Special Meeting") of Wayne Bancorp, Inc. (the "Company"), the holding company for Wayne Savings Bank, F.S.B. (the "Bank"), Wayne, New Jersey, in order to consider the approval of the Wayne Bancorp, Inc. 1996 Stock-Based Incentive Plan ("Incentive Plan") and such other matters as may properly come before the Special Meeting, which will be held on January 30, 1997, at 2:00 p.m., Eastern Time, at the Bank's administrative office at 1195 Hamburg Turnpike, Wayne, New Jersey.

     The attached Notice of the Special Meeting and the Proxy Statement describes the Incentive Plan. Directors and officers of the Company will be present at the Special Meeting to respond to any questions that our shareholders may have regarding the Incentive Plan.

     The Board of Directors of Wayne Bancorp, Inc. has determined that approval of the Incentive Plan at the Special Meeting is in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PLAN.

     PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                                    Sincerely yours,

                                                    /s/ HAROLD P. COOK, III
                                                     ---------------------------
                                                        Harold P. Cook, III

                                                       Chairman of the Board and
                                                        Chief Executive Officer

                               WAYNE BANCORP, INC.
                              1195 HAMBURG TURNPIKE
                             WAYNE, NEW JERSEY 07470

                       ----------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 30, 1997

                       ----------------------------------



     NOTICE IS HEREBY GIVEN that the special meeting of shareholders (the "Special Meeting") of Wayne Bancorp, Inc. (the "Company"), the holding company for Wayne Savings Bank, F.S.B. (the "Bank") will be held on January 30, 1997 at 2:00 p.m., Eastern Time, at 1195 Hamburg Turnpike, Wayne, New Jersey.

     The purpose of the Special Meeting is to consider and vote upon the following matters:

     1. The approval of the Wayne Bancorp, Inc. 1996 Stock-Based Incentive Plan; and

     2. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     The Board of Directors has established December 2, 1996, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Special Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve the foregoing proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Special Meeting will be available at Wayne Bancorp, Inc., 1195 Hamburg Turnpike, Wayne, New Jersey 07470, for a period of ten days prior to the Special Meeting and will also be available at the Special Meeting itself.


                                             By Order of the Board of Directors

                                             /s/ MICHAEL G. DeBENEDETTE
                                             -----------------------------------
                                                 Michael G. DeBenedette
                                                 Corporate Secretary

Wayne, New Jersey
December 9, 1996

                               WAYNE BANCORP, INC.

                             -----------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 30, 1997

                             -----------------------



SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is being furnished to shareholders of Wayne Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the special meeting of shareholders, to be held on January 30, 1997 (the "Special Meeting"), and at any adjournments thereof. This Proxy Statement is first being mailed to record holders on or about December 9, 1996.

     Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Special Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE APPROVAL OF THE WAYNE BANCORP, INC. 1996 STOCK-BASED INCENTIVE PLAN (THE "INCENTIVE PLAN").

     Other than the matters listed on the attached Notice of Special Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE SPECIAL MEETING.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Special Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Regan & Associates, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Special Meeting and will be paid a fee of $4,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Wayne Savings Bank, F.S.B. (the "Bank"), without additional compensation therefor. The

Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

     The securities which may be voted at the Special Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Special Meeting, except as described below.

     The close of business on December 2, 1996, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 2,231,383 shares.

     As provided in the Company's Certificate of Incorporation, for quorum purposes, holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit and are treated as not outstanding for voting purposes. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Special Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the proposed approval of the Incentive Plan submitted for shareholder action set forth in the Proposal, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the proxy card to (i) vote "FOR" the Proposal, (ii) vote "AGAINST" the Proposal, or (iii) "ABSTAIN" from voting on such item. Under Delaware law, an affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Special Meeting at which a quorum is present and entitled to vote on the Proposal is required to constitute shareholder approval of the Proposal. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to the Proposal will be counted as present and entitled to vote and have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, shares underlying broker non-votes are not counted as present and entitled to vote on the Proposal and have no effect on the vote on the

Proposal. For further information on the vote required to implement the Proposal during the first year following Conversion, see the discussion under the Proposal herein.

     Proxies solicited hereby are to be returned to the Company's transfer agent, Registrar and Transfer Company ("RTC"). The Board of Directors has designated RTC to act as inspectors of election and tabulate the votes at the Special Meeting. RTC is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Special Meeting, the proxies will be returned to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.



                                                                            AMOUNT AND
                                                                            NATURE OF
                                      NAME AND ADDRESS                      BENEFICIAL         PERCENT OF
  TITLE OF CLASS                     OF BENEFICIAL OWNER                    OWNERSHIP             CLASS
--------------------  -------------------------------------------------  -----------------   ----------------
Common Stock          Wayne Savings Bank, F.S.B. Employee Stock             178,511(1)             8.0%
                      Ownership Plan ("ESOP")
                      1195 Hamburg Turnpike
                      Wayne, New Jersey  07470

Common Stock          Seidman and Associates, L.L.C.,
                      Seidman and Associates II., L.L.C.,
                      Seidman Investment Partnership, L.P.,
                      Lawrence B. Seidman, Benchmark Partners L.P.,
                      The Benchmark Company, Inc., S/B International
                      Fund, Ltd., Richard Whitman, Lorraine DiPaola
                      750 Lexington Avenue
                      New York, New York  10022                             193,800(2)            8.68%

Common Stock          Bay Pond Partners, L.P.                               129,700(3)            5.79%
                      75 State Street
                      Boston, Massachusetts 02109

-------------

(1) Shares of Common Stock were acquired by the ESOP in the Bank's stock conversion. The ESOP Committee administers the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At December 2, 1996, no shares had been allocated under the ESOP and 178,511 shares remain unallocated. Each participant, however, will be deemed to have one share of Common Stock in the ESOP allocated to such participant's account for the purpose of providing voting instructions to the ESOP Trustee. Under the ESOP, unallocated shares and allocated shares as to which voting instructions are not given by participants are to be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

(2) Based on information disclosed by the group of reporting persons set forth herein in a Schedule 13D filed with the SEC and most recently amended on October 14, 1996.

(3) Based on information disclosed by the group in a Schedule 13D filed with the SEC and most recently amended on September 9, 1996.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information as of the Record Date as to shares of Common Stock beneficially owned by directors and current Named Executive Officers and executive officers individually and by all executive officers and directors as a group. Ownership information is based upon information furnished by the respective individuals.


                                                                               SHARES OF
                                                                             COMMON STOCK
                                                                             BENEFICIALLY          PERCENT OF
           NAME                               TITLE(1)                        OWNED(2)(3)           CLASS(4)
----------------------------  -----------------------------------------   --------------------   ---------------

DIRECTORS

Harold P. Cook, III           Chairman of the Board and Chief                    15,000                 *
                                Executive Officer of the Company and
                                Vice Chairman of the Board of the Bank

Johanna O'Connell             President and Director of the Company               2,000                 *
                                and President and Chief Executive
                                Officer and Director of the Bank

William J. Lloyd              Director of the Company and Chairman of             2,500                 *
                                the Board of the Bank

Ronald Higgins                Director                                            1,500                 *

Thomas D. Collins             Director and Assistant Secretary of the            10,000                 *
                                Company

Nicholas S. Gentile, Jr.      Director and Secretary to the Board                   100                 *

David M. Collins              Director                                            4,500                 *

Richard Len                   Director of the Company and Chairman of            15,000                 *
                                the Board of Wayne Savings Financial
                                Services Group, Inc.

Charles A. Lota               Director                                            5,000                 *

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Michael G. DeBenedette        Vice President and Corporate Secretary              3,650                 *
                                of the Company and Executive Vice
                                President, Chief Operating Officer and
                                Corporate Secretary of the Bank

EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

Timothy P. Tierney            Vice President and Comptroller of the               1,000                 *
                                Company and Vice President and Chief
                                Financial Officer of the Bank

All directors and
executive officers as a
group (11 persons)                                                               60,250              2.7%


------------
 *   Does not exceed 1.0% of the Company's voting securities.

(1)  Titles are for both the Company and the Bank unless otherwise indicated.

(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.

(3) Does not include options and awards intended to be granted under the Incentive Plan, which is subject to stockholder approval. For a discussion of the options and awards that are intended to be granted under the Incentive Plan, see the Proposal.

(4) As of the Record Date, there were 2,231,383 shares of Common Stock outstanding.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Upon obtaining stockholder approval, the Company and the Bank intend to grant to non-employee directors, including the director emeritus, and selected officers and employees of the Bank and the Company stock options and awards in the form of shares of Common Stock under the Incentive Plan, being presented for approval in the Proposal.

DIRECTORS' COMPENSATION

     DIRECTORS' FEES. All members of the Board of Directors of the Company and the Bank, except Johanna O'Connell, currently receive an annual retainer fee of $12,500 and the Chairman of the Board and the Secretary to the Board of the Company each receives a fee of $200 for each Board meeting attended. No committee fees are paid by the Company.

     The Chairman of the Board of the Bank receives a fee of $1,404 per month, the Secretary of the Board receives a fee of $835 per month and all directors except Johanna O'Connell receive a fee of $400 per month, regardless of the number of meetings held by the Board. The Chairman of each committee of the Board of Directors of the Bank is paid $50 per meeting if the Chairman prepares minutes for the committee meeting.

     The Bank maintains one Director Emeritus position that is currently filled by Joseph J. DeLuccia, who served on the Board of Directors of the Bank from 1965 to 1990. Mr. DeLuccia is paid a fee for consulting services.

     INCENTIVE PLAN. The Company is presenting to shareholders for approval the Incentive Plan, under which all directors, including the director emeritus of the Company and the Bank are eligible to receive awards. See the Proposal for a summary of the material terms of the Incentive Plan.

     EXECUTIVE COMPENSATION. The following table shows, for the year ended December 31, 1995, the cash compensation paid, as well as certain other compensation paid or accrued for that year to the Chief Executive Officer of the Company and the Bank and other executive officers of the Company and the Bank, who earned and/or received salary and bonus in excess of $100,000 in fiscal year 1995 ("Named Executive Officers"). No other executive officer of the Company or the Bank earned and/or received salary and bonus in excess of $100,000 in fiscal year 1995.


-----------------------------------------------------------------------------------------------------------------
                                                                                ANNUAL COMPENSATION(1)
                                                                  -----------------------------------------------
                                                                                                     OTHER
                                                                                                     ANNUAL
                NAME AND PRINCIPAL                                  SALARY          BONUS        COMPENSATION
                     POSITIONS                          YEAR          ($)            ($)            ($)(2)
---------------------------------------------------- ----------- -------------- --------------- ---------------------
Johanna O'Connell,                                      1995        $84,450        $23,808            --
  President of the Company and President and
  Chief Executive Officer of the Bank(7)

Michael G. DeBenedette,                                 1995        $76,800        $24,087            --
  Vice President of the Company and
  Executive Vice President and Chief
  Operating Officer of the Bank

Richard Len,                                            1995        $71,300        $66,759            --
  Chairman of Wayne Savings Financial
  Services Group, Inc.

William E. Vanderberg,                                  1995       $124,200        $72,777            --
  President and Chief Executive Officer of
  the Company and the Bank(7)




---------------------------------------------------------------------------------------------------------------------------
                                                                              LONG-TERM COMPENSATION
                                                               ------------------------------------------
                                                                           AWARDS                PAYOUTS
                                                               ------------------------------------------
                                                                 RESTRICTED       SECURITIES
                                                                   STOCK          UNDERLYING       LTIP       ALL OTHER
                                                                   AWARDS          OPTIONS        PAYOUTS    COMPENSATION
                                                                   ($)(3)         (#)($)SARS       ($)(5)      ($)(6)
---------------------------------------------------------------------------------------------------------------------------
Johanna O'Connell,                                                   --             --                --          $3,386
  President of the Company and President and
  Chief Executive Officer of the Bank(7)

Michael G. DeBenedette,                                              --             --                --          $3,425
  Vice President of the Company and
  Executive Vice President and Chief
  Operating Officer of the Bank

Richard Len,                                                         --             --                --          $5,829
  Chairman of Wayne Savings Financial
  Services Group, Inc.

William E. Vanderberg,                                               --             --                --          $9,676
  President and Chief Executive Officer of
  the Company and the Bank(7)

----------------

(1) Under Annual Compensation, the column titled "Salary" includes amounts deferred by the named executive officer pursuant to the Bank's 401(k) Plan as hereinafter defined pursuant to which employees may defer up to 15% of their compensation and executive officers may defer up to the maximum limits under the Internal Revenue Code of 1986, as amended ("Code") not to exceed 15% and includes board fees of $17,300 paid to Mr. Len. The column titled "Bonus" includes cash bonuses paid to Messrs. Vanderberg and DeBenedette and Ms. O'Connell as well as commissions paid to Mr. Len from Financial Services. The Board has decided to discontinue the practice of paying cash bonuses to Messrs. Vanderberg, DeBenedette and Ms. O'Connell effective upon completion of the Conversion.

(2) For 1995, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; nor (e) preferential discounts on stock. For 1995, the Bank had no restricted stock or stock related plans in existence.

(3)  No stock awards were granted or earned in 1995. See the Proposal.

(4)  No stock options or SARs were earned or granted in 1995. See the Proposal.

(5) For 1994 and 1995, there were no payouts or awards under any long-term incentive plan.

(6) Includes amounts contributed by the Bank under the Bank's 401(k) Plan and reimbursement for insurance expenses.

(7) Mr. Vanderberg resigned as President, Chief Executive Officer and Director of the Company and the Bank. Mr Harold P. Cook, III, assumed the responsibilities of Chief Executive Officer of the Company and Ms. O'Connell assumed the positions of President of the Company and President and Chief Executive Officer of the Bank effective September 6, 1996. Previously, Ms. O'Connell served as Vice President of the Company and Senior Vice President and Chief Lending Officer of the Bank.

EMPLOYMENT AGREEMENTS

     The Bank and the Company intend to enter into employment agreements with Ms. O'Connell ("Executive") as described below. These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Ms. O'Connell.

     The employment agreements will provide for a three-year term. The Bank employment agreement will provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of the Bank may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of the Bank after conducting a performance evaluation of the Executive. The term of the Company employment agreement will be extended on a daily basis unless written notice of non-renewal is given by the Board of the Company. The agreements will provide that the Executive's base salary will be reviewed annually. The current base salary of Ms. O'Connell is $125,000. In addition to the base salary, the agreements will provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel.

     The agreements will provide for termination by the Bank or the Company for cause as defined in the agreements at any time. Under the agreements, in the event, the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's voluntary resignation from the Bank, or the Company upon: (i) failure to re-elect or reappoint the Executive to her current offices, unless consented to by Executive; (ii) a material change in the Executive's functions, duties or responsibilities which change would cause Executive's position to become one of lesser responsibility, importance or scope from the position and attributes thereof described in the agreement, provided that no breach shall be deemed to have occurred in the event Executive continues to receive the same compensation and benefits as those being received by the Executive immediately preceding the change in Executive's functions, duties or responsibilities, unless consented to by Executive; (iii) a relocation of the Executive's principal place of employment by more than 15 miles, unless consented to by Executive; (iv) a material reduction in the benefits and perquisites to the Executive, unless consented to by Executive; (v) liquidation or dissolution of the Bank or the Company; or (vi) a breach of the agreement by the Bank or the Company, the Executive or, in the event of Executive's subsequent death, her beneficiary, beneficiaries or estate, as the case may be, would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement. The Bank and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the agreements.

     Under the agreements, if involuntary termination or voluntary resignation under the conditions set forth above and as set forth in the agreements, follows a change in control of the Bank or the Company (as defined in the agreements), the Executive or, in the event of the Executive's death, her beneficiary, beneficiaries or estate, as the case may be, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining term of the agreements; or (ii) three times the average annual compensation for the five preceding taxable years, as described in the agreements. The Bank and the Company would also continue the Executive's life, health, and disability coverage. Notwithstanding that both agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. Based solely on the compensation reported in the summary compensation table for 1995, excluding any benefits under any employee plan which may be payable, following a change in control and termination of employment Ms. O'Connell would receive severance payments in the amount of approximately $324,774.

     Payments under the employment agreements and the change in control agreements, described below, in the event of a change in control may constitute some portion of an excess parachute payment under Section 280G of the Internal Revenue Code (the "Code") for executive officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Bank.

     Payments to the Executive under the Bank's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Agreements would be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively.

CHANGE IN CONTROL AGREEMENTS

     For similar reasons as with the employment agreements, the Bank and the Company intend to enter into change in control agreements with Mr. DeBenedette and with the Chief Financial Officer (individually, the "Executive"). Additionally, Wayne Savings Financial Services Group, Inc. ("Financial Services") intends to enter into a change in control agreement with Richard Len. Each change in control agreement will provide for a two year term. The Bank's change in control agreements will provide that, commencing on the first anniversary date and continuing on each anniversary thereafter, the Bank's change in control agreements may be renewed by the Board of Directors for an additional year. The Company's change in control agreements will provide that, commencing on the date of the execution of the Company's change in control agreement, the term will be extended for one day each day until such time as the Board of Directors of the Company or the Executive elects by written notice not to extend the term, at which time the change in control agreement will end on the second anniversary of the date of notice. The Company's change in control agreement will provide that at any time following a change in control of the Bank or the Company (as defined in the agreement), if the Company terminates the Executive's employment for any reason other than cause, or if the Executive voluntary resigns following any demotion, loss of title, office or significant authority, coupled with a reduction in compensation and benefits from those being received by the Executive immediately preceding the change in Executive's functions, duties or responsibilities, and reduction in annual compensation or material reduction in benefits, or relocation of the principal place of employment by more than 15 miles, the Executive, or in the event of Executive's subsequent death, Executive's beneficiary or beneficiaries or estate, as the case may be, would be entitled to a sum equal to the greater of the payments due for the remaining term of the agreement or two (2) times the Executive's average annual compensation, as described in the agreement, for the preceding two taxable years. The Company would also continue the Executive's life, medical and disability coverage for the remaining term of the Agreement. The Bank's and Financial Services' change in control agreements are similar to that of the Company; however, any payments to the Executive under the Bank's change in control agreement would be subtracted from any amount due simultaneously under the Company's change in control agreement and in the case of Financial Services' change in control agreement, amounts due under that agreement would be subtracted from amounts due under the Bank agreement guaranteeing the Financial Services agreement. Payments to the Executive under the Bank's change in control agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payments under Financial Services' agreement would be guaranteed by the Bank in the event payments or benefits are not paid by Financial Services. Based solely on the compensation reported in the summary compensation table for 1995 for the Named Executive Officers and similar compensation data for the Chief Financial Officer and excluding any benefits under any employee plan which may be payable, following a change in control and termination of employment, the three officers to be covered by the change in control agreements would receive severance payments in the aggregate amount of approximately $627,892.

     INCENTIVE PLAN. The Company is presenting to stockholders for approval the Incentive Plan under which all employees of the Company and the Bank are eligible to receive awards. See the Proposal for a summary of the material terms of the Incentive Plan.

     PENSION PLAN. The Bank maintains the Wayne Savings Bank, F.S.B. Pension Plan ("Pension Plan"), which is a defined benefit pension plan, for the benefit of salaried employees employed by the Bank prior to attaining age 60. The Pension Plan is administered by the Bank. The Bank annually contributes an amount necessary to fully fund the actuarially determined minimum funding requirements established by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Under the plan's funding method, the actuarial present value of projected benefits of each individual is allocated on a level basis over the expected future earnings period through the assumed retirement date. The Bank makes a contribution to the plan for all eligible employees in accordance with the plan's guidelines.

     Employees of the Bank who have attained the age of 21, have completed six months of service, and were hired prior to age 60 are eligible to participate in the Pension Plan. Employee benefits under the Pension Plan begin vesting at 20% after the second year of service and increase by 20% each year for the following four years thereafter until full vesting occurs after six years. Payments made by the Bank pursuant to and for the purpose of funding its obligation under the Pension Plan totalled $88,000 for the 1995 plan year. The Bank is currently considering discontinuing the Pension Plan.

     The table below sets forth annual benefits under the Retirement Plan assuming retirement during 1995 at various levels of compensation and years of credited service.

                       ESTIMATED ANNUAL RETIREMENT BENEFIT
                                PAYABLE AT AGE 65
        STRAIGHT LIFE ANNUITY BASIS TO AN EMPLOYEE RETIRING IN 1996(1)(2)


                                                          YEARS OF CREDITED SERVICE
   FINAL AVERAGE           -----------------------------------------------------------------------------------------
      EARNINGS                    15               20                 25                30               35
---------------------      -----------------------------------------------------------------------------------------
     $ 50,000                  $ 9,225           $11,700            $13,500          $16,500           $17,500
       75,000                   14,850            19,200             21,750           25,200            28,665
      100,000                   20,475            25,800             31,125           36,450            41,790
      125,000                   26,100            33,300             40,500           47,700            54,915
      150,000                   31,725            40,800             49,895           58,950            68,040
      200,000                   37,350            55,800             60,625           81,450            94,290
      250,000                   42,975            72,300             87,375          103,950           120,540
      300,000                   48,600            87,300            106,125          126,450           146,790


-----------

(1) The compensation utilized for formula purposes includes the salary and bonuses in the "Summary Compensation Table."

(2) The benefit amounts shown in the preceding table are not subject to any deductions for social security benefits or other offset amounts.

     As of December 2, 1996, Ms. O'Connell had 7 years, 5 months of credited service, Mr. DeBenedette had 8 years, 8 months of credited service, Richard Len had 7 years, 1 month of credited service and Timothy P. Tierney had 2 years, 2 months of credited service.

     401(K) PLAN. The Bank has a 401(k) salary deferral plan (the "401(k) Plan") for the benefit of its employees. The 401(k) Plan provides for participation by all employees of the Bank. The Bank matches 50% of the employee's contributions up to the first 6% of the employee's salary. Under the 401(k) Plan, the Bank may make a special employer contribution in addition to its matching contributions. To date, the Bank has not made a special contribution. The determination of whether to make a special contribution and the amount of the special contribution is established by the Bank's Board of Directors. All participants in the 401(k) Plan are fully vested in their 401(k) Plan account balance upon entry into the Plan. Upon the employee's retirement, disability or death, the entire balance of an employee's account may be paid in a lump sum amount or in monthly installments over a period of up to 10 years. The 401(k) Plan has a number of investment options for participants, including the ability to invest in the common stock of the Company.

     EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. The Bank established an ESOP and related trust for eligible employees effective June 27, 1996. Full-time employees employed with the Bank as of January 1, 1996 and full-time employees of the Company or the Bank employed after such date, who have been credited with at least 1,000 hours during a twelve month period and who have attained the age of 21 are participants. The ESOP purchased 8% or 178,511 shares of the Common Stock issued by the Company in connection with the Bank's conversion to stock form. In order to fund the ESOP's purchase of the Common Stock, the ESOP borrowed funds from the Company equal to 100% of the aggregate purchase price of the Common Stock. The loan will be repaid principally from the Company's or the Bank's contributions to the ESOP over a period of ten years and the collateral for the loan will be the Common Stock purchased by the ESOP and not allocated to participants. Upon a change in control, all participants would become 100% vested in their ESOP benefits.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     The Bank's current policy provides that all loans made by the Bank to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. Any loan to an executive officer or director must be approved by the Board of Directors prior to its being committed.

                            PROPOSAL: APPROVAL OF THE
                               WAYNE BANCORP, INC.
                         1996 STOCK-BASED INCENTIVE PLAN

     The Board of Directors of the Company is presenting for stockholder approval the Wayne Bancorp, Inc. 1996 Stock-Based Incentive Plan ("Incentive Plan"), in the form attached hereto as Appendix A. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors, including directors emeritus and advisory directors, with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholders' concerns and reward employees for outstanding performance. The following is a summary of the material terms of the Incentive Plan, which is qualified in its entirety by the complete provisions of the Incentive Plan attached as Appendix A.

GENERAL

     The Incentive Plan authorizes the granting of options to purchase Common Stock, option-related awards and awards of Common Stock (collectively, "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares reserved for Awards under the Incentive Plan is 312,393 shares, provided such number is not in excess of 14% of the outstanding shares of the Common Stock as of the effective date of the Incentive Plan. The maximum number of shares reserved for purchase pursuant to the exercise of options and option-related Awards which may be granted under the Incentive Plan is 223,138 shares, provided such number is not in excess of 10% of the outstanding shares of Common Stock as of the effective date of the Incentive Plan. The maximum number of the shares reserved for the award of shares of Common Stock ("Stock Awards") is 89,255 shares, provided such number is not in excess of 4% of the outstanding shares of Common Stock as of the effective date of the Incentive Plan. All officers, other employees and non-employee directors, including advisory directors and directors emeritus, of the Company and its affiliates are eligible to receive Awards under the Incentive Plan. The Incentive Plan will be administered by a committee (the "Committee"). Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. The grant of Stock Awards and the exercise of options granted under the Incentive Plan will result in an increase in the number of shares outstanding, and may have a dilutive effect on the holdings of existing stockholders.

AWARDS TO EMPLOYEES

     TYPES OF AWARDS. The Incentive Plan authorizes the grant of Awards to employees in the form of: (i)Eoptions to purchase the Company's Common Stock intended to qualify as incentive stock options under Section 422 of the Code (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options"; (ii) options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-statutory Stock Options"; (iii) limited rights which are exercisable only upon a change in control of the Company (as defined in the Incentive Plan) ("Limited Rights"); and (iv) Stock Awards, which provide a grant of Common Stock that vests over time (a portion of such vesting as determined by the Committee will be contingent upon the attainment of stated performance goals for all officers and employees who receive such Stock Awards).

         OPTIONS. Assuming the requisite stockholder approval is obtained for the Incentive Plan, the Board of Directors intends to grant options to employees (including executive officers) for 140,577 shares (with Limited Rights) and options to outside directors and the director emeritus for 66,941 shares (with Limited Rights). Options for 15,620 shares will be reserved and available under the Incentive Plan for future grant to directors, directors emeritus and/or employees. All options granted to employees will be qualified as Incentive Stock Options to the extent permitted under Section 422 of the Code. Incentive Stock Options, at the discretion of the Committee with the concurrence of the holder, may be converted into Non-Statutory Stock Options. Pursuant to the Incentive Plan, the Committee has the authority to determine the date or dates on which each stock option shall become exercisable; provided, however, under the terms of the Incentive Plan any stock option granted prior to June 27, 1997 may not vest in annual installments of greater than 20% of the number of shares underlying the options awarded, commencing at least one year from the date of grant, and the vesting of such options may not be accelerated except in the case of death or disability. The Board of Directors intends to amend this feature in the future, see "New Plan Benefits" below. The exercise price of all Incentive Stock Options must be 100% of the fair market value of the underlying Common Stock at the time of grant, except as provided below. The exercise price may be paid in cash or in Common Stock at the discretion of the Committee. See "Payout Alternatives" and "Alternative Option Payments."

     Incentive Stock Options may only be granted to employees. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant.

     TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, upon termination of an employee's services for any reason other than death, disability or termination for cause, the Incentive Stock Options shall be exercisable for a period of three months following termination, except that in the event of termination of a participant's employment due to retirement, the participant shall have up to one year following the participant's cessation of employment to exercise any Incentive Stock Options exercisable on that date and if exercised after three months following termination due to retirement, the Incentive Stock Options shall be redesignated by the Committee as Non-statutory Stock Options. In the event of termination for cause, all rights under any Incentive Stock Options granted shall expire immediately upon termination. Notwithstanding the foregoing, in the event of death or disability, options will become fully vested and shall be exercisable for up to one year thereafter.

     LIMITED RIGHTS. Limited Rights are related to specific options granted and become exercisable in the event of a change in control of the Bank or the Company. Upon exercise, the optionee will be entitled to receive in lieu of purchasing the stock underlying the option, a lump sum cash payment equal to the difference between the exercise price of the related option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right less any applicable tax withholding.

     OPTION GRANTS. It is currently intended that the options proposed to be granted will include Limited Rights and will vest and become exercisable on a cumulative basis in equal installments over five (5) years commencing one year from the date of grant; provided, however, that all options will be immediately exercisable in the event the optionee's employment is terminated due to death or disability. The exercise price of all such options will be 100% of the fair market value of the underlying Common Stock at the time of grant, which is intended to be the date of the Special Meeting. See "New Plan Benefits Table" below for information concerning options intended to be granted under the Incentive Plan, assuming stockholder approval.

     As of December 2, 1996, the closing price per share of Common Stock, as reported on the Nasdaq National Market, was $14.375.

     STOCK AWARDS. The Incentive Plan also authorizes the granting of Stock Awards to employees. The Committee has the authority to determine the dates on which Stock Awards granted to an employee will vest; provided, however, that any Stock Award granted prior to June 27, 1997 may not vest at a rate greater than 20% per year, commencing at least one year from the date of grant and the vesting of any Stock Award may not be accelerated except in the case of death or disability. The Board of Directors intends to amend this feature in the future, see "New Plan Benefits" below. All Stock Award grants will immediately vest upon termination of employment due to death or disability. Under the Incentive Plan, the vesting of Stock Awards may also be made contingent upon the attainment of certain performance goals by the Company, Bank or grantee, which performance goals, if any, would be established by the Committee. The Committee intends to make a portion of the Stock Awards granted subject to the attainment of performance goals. An agreement setting forth the terms of the Stock Awards ("Stock Award Agreement") shall set forth the vesting period and performance goals, that must be attained. The performance goals may be set by the Committee on an individual basis, for all Stock Awards made during a given period of time, or for all Stock Awards for indefinite periods. A Stock Award may only be granted from the shares reserved and available for grant under the Incentive Plan. No Stock Award that is subject to a performance goal is to be distributed to the employee until the Committee confirms that the underlying performance goal has been achieved.

     Stock Awards are generally nontransferable and nonassignable as provided in the Incentive Plan. The Committee has the power, under the Incentive Plan, to permit transfers. When plan shares are distributed in accordance with the Incentive Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of Stock Awards may direct the voting of shares of Common Stock granted to them and held in the trust. Shares of Common Stock held by the Incentive Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Stock Awards.

AWARDS TO OUTSIDE DIRECTORS

     Each member of the Board of Directors of the Company who is not employed on a full-time basis with the Company or the Bank and the director emeritus ("Outside Director") will receive Non-statutory Stock Options to purchase 8,367 shares of Common Stock and Stock Awards for 3,347 shares of Common Stock (collectively "Directors' Awards").

     The Directors' Awards initially granted under the Incentive Plan will vest over a five-year period, at a rate of 20% each year commencing with the first anniversary of the date of the grant. All Directors' Awards will continue to vest regardless of whether a Director resigns as a Director, provided the Director is elected as a director emeritus or serves as a consultant or advisory director to the Bank or Company. All Directors' Awards will immediately vest upon termination of employment due to death or disability. See "New Plan Benefits" below.

     The exercise price of each option shall equal the fair market value of the Common Stock on the date the option is granted, which is intended to be the date of the Special Meeting. All unexercised options granted under the Incentive Plan expire 10 years following the date of grant.

     When Stock Awards are distributed in accordance with the Incentive Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings. Prior to vesting, recipients of Stock Awards may direct the voting of shares of Common Stock granted to them and held in the trust. Shares of Common Stock held by the Incentive Plan trust will be voted as provided for under "Awards to Employees -- Stock Awards."

TAX TREATMENT

     STOCK OPTIONS. An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the Common Stock is recognized as income taxable at long term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming those holding periods are met.

     In the case of the exercise of a Non-statutory Stock Option, an optionee will be deemed to have received ordinary income upon exercise of the stock option in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will be treated as the exercise of a Non-statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income deemed to have been received by an optionee upon the exercise of a Non-statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

     In the case of Limited Rights, the option holder would have to include the amount paid to him upon exercise in his gross income for federal income tax purposes in the year in which the payment is made and the Company would be entitled to a deduction for federal income tax purposes of the amount paid.

     STOCK AWARDS. When shares of Common Stock, as Stock Awards, are distributed, the recipient is deemed to receive ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant) and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

PAYOUT ALTERNATIVES

     The Committee has the sole discretion to determine what form of payment it shall use in distributing payments for all Awards. If the Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the Incentive Plan or applied to any tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or may direct the market purchase of shares of Common Stock to satisfy its obligations under the Incentive Plan.

ALTERNATE OPTION PAYMENTS

     The Committee also has the sole discretion to determine the form of payment for the exercise of an option. The Committee may indicate acceptable forms in the Award Agreement covering such options or may reserve its decision to the time of exercise. No option is to be considered exercised until payment in full is accepted by the Committee. The Committee may permit the following forms of payment for options: (a) in cash or by certified check; (b) through borrowed funds, to the extent permitted by law; or (c) by tendering previously acquired shares of Common Stock. Any shares of Common Stock tendered in payment of the exercise price of an option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

AMENDMENT

     The Board of Directors may amend the Incentive Plan in any respect, at any time, provided that no amendment may affect the rights of an Awardholder without his or her permission. The Board of Directors intends to amend the Plan in the future, see "New Plan Benefits" below.

ADJUSTMENTS

     In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the Awardholder. All Awards under this Incentive Plan shall be binding upon any successors or assigns of the Company.

NONTRANSFERABILITY

         Unless determined otherwise by the Committee, no Award under the Incentive Plan shall be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order. With the consent of the Committee, an employee or

Outside Director may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the employee.

STOCKHOLDER APPROVAL

     The Incentive Plan complies with the regulations of the Office of Thrift Supervision ("OTS"). The OTS has not endorsed or approved the Incentive Plan. Pursuant to OTS regulations, the Incentive Plan may not be implemented during the first year after the Bank's stock conversion (the "Conversion") unless the affirmative vote of the holders of a majority of the total votes eligible to be cast at this Special Meeting is received. If such approval is not obtained, but the Incentive Plan receives the affirmative vote of a majority of the shares present at the Special Meeting and eligible to be cast on the Proposal, the Incentive Plan will not become effective at this time, but will become effective immediately following a period of one year after the Conversion without further stockholder approval. The Board of Directors also could determine to have the Incentive Plan become effective (one year after the Conversion) even if the Incentive Plan does not receive the requisite affirmative vote of stockholders at this Special Meeting. In the absence of stockholder approval, the option awards under the Incentive Plan would not qualify as incentive stock options under the Code, and the Company's qualification to have its stock traded on the Nasdaq Stock Market National Market System could be adversely affected.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE WAYNE BANCORP, INC. 1996 STOCK-BASED INCENTIVE PLAN.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE WAYNE BANCORP, INC. 1996 STOCK-BASED INCENTIVE PLAN.

NEW PLAN BENEFITS

     The following table provides certain information with respect to all Awards which are intended to be granted immediately after the Special Meeting, assuming stockholder approval is obtained, under the Incentive Plan, specifying the amounts to be granted to the Named Executive Officers individually, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group.

     All awards granted to the officers and directors of the Company and the Bank reflected in the table below become vested and exercisable in equal annual installments of 20% each year commencing one year from the date of grant. All such awards will immediately vest and become exercisable upon termination of employment due to death or disability. Additionally, on or after June 27, 1997, the Board of Directors intends to amend the Plan or the awards reflected below to provide for acceleration of the vesting of such awards upon a change in control of the

Company or the Bank (as defined in the Incentive Plan). The Incentive Plan generally defines that a change in control will be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 20% or more of any class of equity security, such as the Common Stock of the Company or the Bank, or in the event of a tender offer or exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in control of a majority of the incumbent Board of Directors of the Company or the Bank. Stockholder approval after one year following the Conversion may be required to satisfy the requirements of the OTS for such an amendment.

                                NEW PLAN BENEFITS


                                                             STOCK OPTION AWARDS                   STOCK AWARDS
                                                       ---------------------------------  -------------------------------
                                                          DOLLAR            NUMBER           DOLLAR           NUMBER
                 NAME AND POSITION                      VALUE (1)        OF UNITS (2)       VALUE (3)      OF UNITS (2)
                 ----------------                      -------------   -----------------  --------------  ---------------


Harold P. Cook, III, Chairman of the Board and              -                8,367              $48,113         3,347
Chief Executive Officer of the Company and
Vice Chairman of the Board of the Bank

Johanna O'Connell, President and Director of the            -               44,627             $256,608        17,851
Company and  President and Chief Executive Officer
and Director of the Bank

Michael G. DeBenedette                                      -               17,851             $102,638         7,140
Vice President of the Company and Executive Vice
President, Chief Operating Officer and Corporate
Secretary of the Bank

Richard Len                                                 -               33,470             $192,453        13,388
Chairman of Financial Services and Director of the
Company and the Bank

All current executive officers as a group                   -              140,018             $805,106        56,007
  (6 persons, including Mr. Cook)

All current directors of the Company and Bank as a          -               58,573             $336,791        23,429
group who are not executive officers (7 persons,
including one Director Emeritus)

All employees who are not executive officers                -                8,925                   --            --
         as a group (8 persons)



-------------

(1) The "dollar value" for options to be granted pursuant to the Incentive Plan on the date of grant will be zero, as the exercise price for such options will be the fair market value on the date of grant which is intended to be the date stockholder approval is obtained.

(2) 15,619 stock option Awards and 9,818 Stock Awards remain unallocated under the Incentive Plan.

(3) Based upon $14.375, the closing price of the Common Stock, as reported on the Nasdaq National Market on December 2, 1996.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1997 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than December 31, 1996. The Company intends to hold its 1997 Annual Meeting on April 30, 1997; however, if the date for such meeting is moved to a date more than 30 calendar days from April 30, 1997, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

NOTICE OF BUSINESS TO BE CONDUCTED AT A SPECIAL OR ANNUAL MEETING

     The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than as stated in the Notice of Special Meeting of Shareholders. If, however, other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Special Meeting, you are urged to return your proxy card promptly. If you are then present at the Special Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Special Meeting.


                                    By Order of the Board of Directors

                                    /s/ MICHAEL G. DeBENEDETTE
                                    -------------------------------------
                                        Michael G. DeBenedette
                                        Corporate Secretary

Wayne, New Jersey
December 9, 1996


           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                 REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                     ACCOMPANYING PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A

                               WAYNE BANCORP, INC.

                         1996 STOCK-BASED INCENTIVE PLAN

1. DEFINITIONS.

     (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Holding Company is a member or (ii) an unincorporated trade or business which is under common control with the Holding Company as determined in accordance with Section 414(c) of the Code and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

     (b) "Alternate Option Payment Mechanism" refers to one of several methods available to a Participant to fund the exercise of a stock option set out in
Section 13 hereof. These mechanisms include: broker assisted cashless exercise and stock for stock exchange.

     (c) "Award" means a grant of one or some combination of one or more Non-statutory Stock Options, Incentive Stock Options and Stock Awards under the provisions of this Plan.

     (d) "Bank" means Wayne Savings Bank, FSB.

     (e) "Board of Directors" or "Board" means the board of directors of the Holding Company or the Bank and Directors Emeritus of the Holding Company or the Bank.

     (f) "Change in Control" means a change in control of the Bank or Holding Company of a nature that; (i) would be required to be reported in response to
Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or (ii) results in a Change in Control within the meaning of the Home Owners' Loan Act of 1933, as amended ("HOLA") and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under such rules and regulations the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board of Directors of the Holding Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) after a solicitation of shareholders of the Holding Company, by someone other than current management of the Holding Company, stockholders approve a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan would be exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

     (g) "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means a committee consisting of the entire Board of Directors or consisting solely of two or more members of the Board of Directors who are defined as Non-Employee Directors as such term is defined under Rule 16b-3(b)(3)(i) under the Exchange Act as promulgated by the Securities and Exchange Commission.

     (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share or any stock exchanged for shares of Common Stock pursuant to Section 17 hereof.

     (j) "Date of Grant" means the effective date of an Award.

     (l) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to him or, in the case of a Director, to serve on the Board. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

     (m) "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 10 hereof.

     (n) "Effective Date" means ________________, the effective date of the Plan.

     (o) "Employee" means any person who is currently employed by the Holding Company or an Affiliate, including officers, but such term shall not include Outside Directors.

     (p) "Employee Participant" means an Employee who holds an outstanding Award under the terms of the Plan.

     (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (q) "Exercise Price" means the purchase price per share of Common Stock deliverable upon the exercise of each Option in order for the option to be exchanged for shares of Common Stock.

     (r) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the average of the high and low sales prices of the Common Stock as reported by the American Stock Exchange ("AMEX") or the New York Stock Exchange ("NYSE") or other national securities exchange which is the primary trading market for such Common Stock or the average of the high and low bid prices of the Common Stock as reported by Nasdaq Stock Market ("NASDAQ") if the NASDAQ serves as the primary trading market for the Common Stock, each as published in the Wall Street Journal, if published, on such date or, if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale was reported. If the Common Stock is not traded on a national securities exchange or the NASDAQ or the NYSE, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith.

     (s) "Holding Company" means Wayne Bancorp, Inc.

     (t) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 7 hereof and is intended to be such under Section 422 of the Code.

     (u) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 8 hereof.

     (v) "Non-statutory Stock Option" means an Option to a Participant pursuant to Section 6 hereof, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee as a Non-statutory Stock Option or which is designated an Incentive Stock Option under Section 7 hereof, but does not meet the requirements of such under Section 422 of the Code.

     (w) "Option" means the right to buy a fixed amount of Common Stock at the Exercise Price within a limited period of time designated as the term of the option as granted under Section 6 or 7 hereof.

     (x) "Outside Director" means a member of the Board of Directors or a director emeritus of the Holding Company or its Affiliates, who is not also an Employee.

     (y) "Outside Director Participant" means an Outside Director who holds an outstanding Award under the terms of the Plan.

     (y) "Participant(s)" means collectively an Employee Participant and/or an Outside Director Participant who hold(s) outstanding Awards under the terms of the Plan.

     (z) "Retirement" with respect to an Employee Participant means termination of employment which constitutes retirement under any tax qualified plan maintained by the Bank. However, "Retirement" will not be deemed to have occurred for purposes of this Plan if a Participant continues to serve as a consultant to or on the Board of Directors of the Holding Company or its Affiliates even if such Participant is receiving retirement benefits under any retirement plan of the Holding Company or its Affiliates. With respect to an Outside Director Participant, "Retirement" means the termination of service from the Board of Directors of the Holding Company or its Affiliates following written notice to the Board as a whole of such Outside Director's intention to retire, except that an Outside Director Participant shall not be deemed to have "retired" for purposes of the Plan in the event he continues to serve as a consultant to the Board or as an advisory director or director emeritus, including pursuant to any retirement plan of the Holding Company or the Bank.

     (aa) "Stock Awards" are Awards of Common Stock which may vest immediately or over a period of time. Vesting of Stock Awards under Section 9 hereof may be contingent upon the occurrence of specified events or the attainment of specified performance goals as determined by the Committee.

     (bb) "Termination for Cause" shall mean, in the case of a Director, removal from the Board of Directors, or, in the case of an Employee, termination of employment, in both such cases as determined by the Board of Directors, because of Participant's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses).

     (cc) "Trust" means a trust established by the Board in connection with this Plan to hold Plan assets for the purposes set forth herein.

     (dd) "Trustee" means that person or persons and entity or entities approved by the Board to hold legal title to any of the Trust assets for the purposes set forth herein.

2. ADMINISTRATION.

     (a) The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to grant awards to Employees and establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Employee Participants and Outside Director Participants in the Plan and on their legal representatives and beneficiaries.

     (b) Awards to Outside Directors of the Holding Company or its Affiliates shall be granted by the Board of Directors or the Committee, pursuant to the terms of this Plan.

     (c) Actual transference of the Award requires no, nor allows any, discretion by the Trustee.

3. TYPES OF AWARDS AND RELATED RIGHTS.

     The following Awards and related rights as described below in Paragraphs 6 through 14 hereof may be granted under the Plan:

     (a)  Non-statutory Stock Options
     (b)  Incentive Stock Options
     (c)  Limited Right
     (d)  Stock Awards

4. STOCK SUBJECT TO THE PLAN.

     Subject to adjustment as provided in Section 17 hereof, the maximum number of shares of Common Stock reserved for Awards under the Plan is 312,393 shares which number may not be excess of 14% of the outstanding shares of the Common Stock determined immediately as of the Effective Date. Subject to adjustment as provided in Section 17 hereof, the maximum number of shares of Common Stock reserved hereby for purchase pursuant to the exercise of Options and Option-related Awards granted under the Plan is 223,138 shares, which number may not be in excess of 10% of the outstanding shares of Common Stock as of the Effective Date. The maximum number of the shares of Common Stock reserved for award as Stock Awards is 89,255 shares, which number is not in excess of 4% of the outstanding shares of Common Stock as of the Effective Date. These shares of Common Stock may be either authorized but unissued shares or authorized shares previously issued and reacquired by the Holding Company. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire, or are forfeited without having been exercised (or in cases where a Limited Right has been granted in connection with an option, the amount of such Limited Right received in lieu of the exercise of such option), new Awards may be made with respect to those shares underlying such terminated, expired or forfeited Options or Stock Awards.

5. ELIGIBILITY.

     Subject to the terms herein, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

6. NON-STATUTORY STOCK OPTIONS.

     The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Non-statutory Stock Options to Employees and Outside Directors, upon such terms and conditions as the Committee may determine and grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan under such terms and conditions as the Committee may determine. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

     (a) Exercise Price. The Exercise Price of each Non-statutory Stock Option shall be determined by the Committee. Such Exercise Price shall not be less than 100% of the Fair Market Value of the Holding Company's Common Stock on the Date of Grant. Shares of Common Stock underlying a Non-statutory Stock Option may be purchased only upon full payment of the Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 13 hereof.

     (b) Terms of Non-statutory Stock Options. The term during which each Non-statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable. The Committee may also determine as of the Date of Grant any other specific conditions or specific performance goals which must be satisfied prior to the Non-statutory Stock Option becoming exercisable. The shares of Common Stock underlying each Non-statutory Stock Option installment may be purchased in whole or in part by the Participant at any time during the term of such Non-statutory Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option may be exercised in whole or in part, subject to applicable rules and regulations. The acceleration of any Non-statutory Stock Option under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Non-statutory Stock Options. Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Non-statutory Stock Option is not transferable and may be exercisable in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Non-statutory Stock Option is transferable by will or the laws of descent and distribution.

     (c) NSO Agreement. The terms and conditions of any Non-statutory Stock Option granted shall be evidenced by an agreement (the "NSO Agreement") which shall be subject to the terms and conditions of the Plan.

     (d) Termination of Employment or Service. Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination; provided that in the event of termination of a Participant's employment or service due to Retirement, the Participant shall have up to one year following the Participant's cessation of employment or service to exercise the Participant's immediately exercisable Non-statutory Options. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of a Non-statutory Stock Option, in the event of termination of the Participant's employment or service for Disability or death, all Non-statutory Stock Options held by such Participant shall immediately vest and be exercisable for one year after such termination of service, and, in the event of a Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire immediately upon such Termination for Cause. Notwithstanding the above, in no event shall any Non-statutory Stock Options be exercisable beyond the expiration of the Non-Statutory Stock Option term.

7. INCENTIVE STOCK OPTIONS.

     The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Incentive Stock Options to Employees upon such terms and conditions as the Committee may determine. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Exercise Price. The Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted to an Employee Participant, such Employee Participant owns Common Stock representing more than 10% of the total combined voting securities of the Holding Company (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Holding Company, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Employee Participant, or by or for any corporation, partnership, estate or trust of which such Employee Participant is a shareholder, partner or beneficiary), ("10% Owner"), the Exercise Price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 13 hereof.

     (b) Amounts of Incentive Stock Options. Incentive Stock Options may be granted to any Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Employee Participant during any calendar year (under all plans of the Employee Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an Award of an Incentive Stock Option under this Section 7 exceeds this $100,000 limit, the portion of the Award in excess of such limit shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate Options granted as Incentive Stock Options as Non-Statutory Stock Options. Such Non-statutory Stock Options shall be subject to Section 6 hereof.

     (c) Terms of Incentive Stock Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee Participant who is a 10% Owner, the Incentive Stock Option granted to such Employee Participant shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the Employee Participant to whom it is granted. The designation of a beneficiary does not constitute a transfer.

     The Committee shall determine the date on which each Incentive Stock Option shall become exercisable. The Committee may also determine as of the Date of Grant any other specific conditions or specific performance goals which must be satisfied prior to the Incentive Stock Option becoming exercisable. The shares comprising each installment may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, subject to applicable rules and regulations. The acceleration of any Incentive Stock Option under the authority of this paragraph shall not create a right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Incentive Stock Options.

     (d) ISO Agreement. The terms and conditions of any Incentive Stock Option granted shall be evidenced by an agreement (the "ISO Agreement") which shall be subject to the terms and conditions of the Plan.

     (e) Termination of Employment. Unless otherwise determined by the Committee, upon the termination of an Employee Participant's employment for any reason other than Disability, death or Termination for Cause, the Employee Participant's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination, except that in the event of the termination of an Employee Participant's employment due to Retirement, the Participant shall have up to one year following the Participant's cessation of employment to exercise any Incentive Stock Options exercisable on that date. Notwithstanding any provision set forth herein or contained in any ISO Agreement relating to an award of an Incentive Stock Option, in the event of termination of the Employee Participant's employment for Disability or death, all Incentive Stock Options held by such Employee Participant shall immediately vest and be exercisable for one year after such termination, and, in the event of Termination for Cause, all rights under the Employee Participant's Incentive Stock Options shall expire immediately upon termination. Notwithstanding anything contained herein to the contrary, no Incentive Stock Option shall be eligible for treatment as an Incentive Stock Option in the event such Incentive Stock Option is exercised more than three months following the date of a Participant's cessation of employment. In no event shall an Incentive Stock Option be exercisable beyond the expiration of the Incentive Stock Option term.

     (f) Compliance with Code. The Incentive Stock Options granted under this
Section 7 are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, but the Holding Company makes no warranty as to the qualification of any Option as an incentive stock option within the meaning of Section 422 of the Code. All Options that do not so qualify shall be treated as Non-statutory Stock Options.

8. LIMITED RIGHT.

     Simultaneously with the grant of any Option to an Employee, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

     (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

     The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option.

     Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the purchase price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

     (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Holding Company an amount of cash equal to the difference between the Exercise Price of the underlying option and the Fair Market Value of the Common Stock subject to the underlying Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is exercised. Payments shall be less any applicable tax withholding as set forth in Section 18 hereof.

9. STOCK AWARD.

     The Committee (or in the case of an Outside Director Participant, the Board of Directors) may, subject to the limitations of the Plan, from time to time, make an Award of shares of Common Stock to Employees and Outside Directors ("Stock Awards"). The Stock Awards shall be made subject to the following terms and conditions:

     (a) Payment of the Stock Award. The Stock Award may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan but unawarded at the time the new Stock Award is made.

     (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any specific conditions or performance goals which must be satisfied prior to the vesting of any installment or portion of the Stock Award. Notwithstanding other paragraphs in this Section 9, the Committee may, in its sole discretion, accelerate the vesting of any Stock Award. The acceleration of any Stock Award under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Stock Awards.

     (c) Stock Award Agreement. The terms and conditions of any Stock Award shall be evidenced by an agreement (the "Stock Award Agreement") which such Stock Award Agreement will be subject to the terms and conditions of the Plan. Each Stock Award Agreement shall set forth:

           (i) the period over which the Stock Award will vest;

          (ii) the performance goals, if any, which must be satisfied prior to the vesting of any installment or portion of the Stock Award. The performance goals may be set by the Committee on an individual level, for all Participants, for all Awards made during a given period of time, or for all Awards for indefinite periods;

     (d) Certification of Attainment of the Performance Goal. No Stock Award or portion thereof that is subject to a performance goal is to be distributed to the Participant until the Committee certifies that the underlying performance goal has been achieved.

     (e) Termination of Employment or Service. Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, the Participant's unvested Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of a Non-statutory Stock Option, in the event of termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant shall immediately vest and, in the event of the Participant's Termination for Cause, the Participant's unvested Stock Awards as of the date of such termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

     (f) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

          (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

          (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary does not constitute a transfer.

         (iii) If a recipient of a Stock Award is subject to the provisions of
               Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Stock Award Agreement), be sold or otherwise disposed of within six months following the date of grant of the Stock Award.

     (g) Accrual of Dividends. Whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends or distributions (other than distributions in shares of Common Stock) and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out.

     (h) Voting of Stock Awards. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to direct the Trustee as to the voting of such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed, the voting, shall be voted by the Trustee in the same proportion as the Common Stock covered by Stock Awards which have been awarded is voted.

10. PAYOUT ALTERNATIVES

     Payments due to a Participant upon the exercise or redemption of an Award, may be made subject to the following terms and conditions:

     (a) Discretion of the Committee. The Committee has the sole discretion to determine what form of payment (whether monetary, Common Stock, a combination of payout alternatives or otherwise) it shall use in making distributions of payments for all Awards. If the Committee requests any or all Participants to make an election as to form of distribution or payment, it shall not be considered bound by the election.

     (b) Payment in the form of Common Stock. Any shares of Common Stock tendered in satisfaction of an obligation arising under this Plan shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the issuance of such stock to the Participant.

11. ALTERNATE OPTION PAYMENT MECHANISM

     The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the ISO or NSO Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a) Cash Payment. The exercise price may be paid in cash or by certified check.

     (b) Borrowed Funds. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (c) Exchange of Common Stock.

           (i) The Committee may permit payment by the tendering of previously acquired shares of Common Stock. This includes the use of "pyramiding transactions" whereby some number of Options are exercised; then the shares gained through the exercise are tendered back to the Holding Company as payment for a greater number of Options. This transaction may be repeated as needed to exercise all of the Options available.

          (ii) Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

12. RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY.

     No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ or service of the Holding Company or its Affiliates or interferes in any way with the right of the Holding Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

     Except as permitted under the Code (with respect to Incentive Stock Options) and the rules promulgated pursuant to Section 16(b) of the Exchange Act or any successor statutes or rules, no Award under the Plan shall be transferable by the Participant other than by will or the laws of intestate succession or pursuant to a domestic relations order or unless determined otherwise by the Committee.

13. AGREEMENT WITH GRANTEES.

     Each Award will be evidenced by a written agreement(s) (whether constituting an NSO Agreement, ISO Agreement, Stock Award Agreement or any combination thereof), executed by the Participant and the Holding Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the Exercise Price if any, the terms or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Committee, or the Board of Directors, and may describe or specify tax law considerations or applicable securities law considerations.

14. DESIGNATION OF BENEFICIARY.

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

15. DILUTION AND OTHER ADJUSTMENTS.

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event a capital distribution is made the Committee will make such adjustments to Awards to prevent dilution, diminution or enlargement of the rights of the Participant, as the Committee deems appropriate, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

     (c) adjustments in the exercise price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

     Alternatively, the Committee could provide the participant with a cash benefit for shares underlying vested, but unexercised options, in order to achieve the aforementioned effect. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

16. TAX WITHHOLDING.

     Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. Any withholding shall comply with Rule 16b-3 or any amendment or successive rule. Shares of Common Stock withheld to pay for tax withholding amounts shall be valued at their Fair Market Value on the date the Award is deemed taxable to the Participant.

17. AMENDMENT OF THE PLAN.

     The Board of Directors may at any time, and from time to time, subject to applicable rules and regulations, modify or amend the Plan or any Award granted under the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options, unless permitted by the rules and regulations or staff pronouncements promulgated under the Code shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation.

     Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

     No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

18. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective upon being presented to shareholders for ratification for purposes of: (i) obtaining preferential tax treatment for Incentive Stock Options; and (ii) maintaining the listing of the Common Stock on the NASDAQ Stock Market National Market System. The failure to obtain shareholder ratification for such purposes will not effect the validity of the Plan and the Options thereunder, provided, however, that if the Plan is not ratified, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-statutory Stock Options.

19. TERMINATION OF THE PLAN.

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards which together with the exercise of Limited Rights is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20. APPLICABLE LAW.

     The Plan will be administered in accordance with the laws of the State of Delaware and applicable federal law.

21. COMPLIANCE WITH OTS CONVERSION REGULATIONS

     Notwithstanding any other provision contained in this Plan:

     (a) unless the Plan is approved by a majority vote of the outstanding shares of the total votes eligible to be cast at a duty called meeting of stockholders to consider the Plan, as required by 12 CFR ss.563b.3(g)(4)(vii), the Plan shall not become effective or implemented prior to June 27, 1997;

     (b) no Award granted prior to one year from the Bank's conversion from mutual to stock form shall become vested or exercisable at a rate in excess of 20% per year of the total number of Stock Awards or Options (whichever may be the case) granted to such Participant, provided, that Awards shall become fully vested or immediately exercisable in the event of a Participant's termination of service due to death or Disability;

     (c) no Award granted to any individual employee prior to June 27, 1997 may exceed 25% of the total amount of Awards which may be granted under the Plan;

     (d) no Award granted to any individual Outside Director prior to June 27, 1997 may exceed 5% of the total amount of Awards which may be granted under the Plan; and

     (e) the aggregate amount of Awards granted to all Outside Directors prior to June 27, 1997 may not exceed 30% of the total amount of Awards which may be granted under the Plan.

22. DELEGATION OF AUTHORITY

     The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Award agreements; the determination of Fair Market Value; the determination of all other aspects of administration of the plan to the executive officer(s) of the Holding Company or the Bank. The Committee may rely on the descriptions, representations, reports and estimate provided to it by the management of the Holding Company or the Bank for determinations to be made pursuant to the Plan, including the attainment of performance goals. However, only the Committee or a portion of the Committee may certify the attainment of a performance goal.

     IN WITNESS WHEREOF, the Holding Company has established this Plan to be executed by its duly authorized executive officer and the corporate seal to be affixed and duly attested, effective as of the ______ day of ________________, 1996.



[CORPORATE SEAL]                            WAYNE BANCORP, INC.


                                            By:
--------------------------                      -------------------------------
         Date                                        Chairman of the Board



ADOPTED BY THE BOARD OF DIRECTORS:

                                            By:
--------------------------                      -------------------------------
         Date                                             Secretary



APPROVED BY STOCKHOLDERS:

                                            By:
--------------------------                      -------------------------------
         Date                                             Secretary

                                                              PROXY
[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE
                     WAYNE BANCORP, INC.                               1. The approval of the Wayne          For  Against  Abstain
                                                                          Bancorp, Inc. 1996 Stock-Based     [ ]    [ ]      [ ]
               SPECIAL MEETING OF SHAREHOLDERS                            Incentive Plan.
                      JANUARY 30, 1997
                   2:00 p.m. Eastern Time
                                                                       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS            THE LISTED PROPOSAL.

     The undersigned hereby appoints the official proxy                     The undersigned acknowledges receipt from the Company
committee of the Board of Directors of Wayne Bancorp, Inc.             prior to the execution of this proxy of a Notice of Special
(the "Company"), each with full power of substitution, to             Meeting of Shareholders and of a Proxy Statement dated
act as proxies for the undersigned, and to vote all shares             December 9, 1996.
of Common Stock of the Company which the undersigned is
entitled to vote only at the Special Meeting of
Stockholders, to be held on January 30, 1997, at 2:00 p.m.
Eastern Time, at Wayne Savings Bank, FSB's administrative
office at 1195 Hamburg Turnpike, Wayne, New Jersey, and at
any and all adjournments thereof.

     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED,
BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE
VOTED FOR THE PROPOSAL LISTED. IF ANY OTHER BUSINESS IS
PRESENTED AT THE SPECIAL MEETING, INCLUDING WHETHER OR NOT
TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE
NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT
TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO
BE PRESENTED AT THE SPECIAL MEETING.




                                            ________________________
     Please be sure to sign and date       | Date                   |
      this Proxy in the box below.         |                        |
___________________________________________|________________________|
|                                                                   |
|                                                                   |
|                                                                   |
|                                                                   |
|____Stockholder sign above________Co-holder (if any) sign above____|




----------------------------------------------------------------------------------------------------------------------------------

                             DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.


_________________________________________________________________________________________________________________________________
|                                                                                                                                |
|                                                        WAYNE BANCORP, INC.                                                     |
|                                                                                                                                |
|     NOTE: Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or |
|  guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.   |
|                                                                                                                                |
|           IMPORTANT: IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.         |
|                                                                                                                                |
|                                                        PLEASE ACT PROMPTLY                                                     |
|                                                                                                                                |
|                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY                                           |
|________________________________________________________________________________________________________________________________|
